Exhibit 10.1
SECOND AMENDMENT TO CREDIT AGREEMENT
SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of August 9, 2023 (this "Second Amendment"), by and among Celanese Corporation, a Delaware corporation ("Holdings"), Celanese US Holdings LLC, a Delaware limited liability company (the "Company"), the Subsidiary Guarantors party hereto, Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders (as defined below) and each of the Consenting Lenders (as defined below).
W I T N E S S E T H:
WHEREAS, Holdings, the Company, each lender from time to time party thereto (the "Lenders") and the Administrative Agent have entered into the Term Loan Credit Agreement, dated as of March 18, 2022 (as amended by that certain First Amendment to Credit Agreement dated as of February 21, 2023 and as further amended, restated, amended and restated, modified or supplemented from time to time through the date hereof, the "Credit Agreement"; capitalized terms not otherwise defined in this Second Amendment have the same meanings assigned thereto in the Credit Agreement); and
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the Company has requested that the Lenders consent to the amendment of certain provisions of the Credit Agreement as set forth in this Second Amendment, and subject to the satisfaction of the conditions set forth herein, the Lenders party hereto (collectively, the "Consenting Lenders") constituting not less than the Required Lenders and the Required 5-Year Tranche Lenders are willing to do so, on the terms set forth herein; and
WHEREAS, BofA Securities, Inc. is engaged by the Company to act as the lead arranger for the transactions contemplated under this Second Amendment (in such capacity, the "Second Amendment Lead Arranger");
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.Amendments to Credit Agreement.
(a)Section 1.01 of the Credit Agreement is hereby amended by inserting in appropriate alphabetical order the following new definition:
""2025 Notes" means the Company's 6.050% notes due 2025."
(b)The definition of "Net Cash Proceeds" in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
""Net Cash Proceeds" means in connection with any Capital Raise by Holdings or any Subsidiary, the cash proceeds received from such issuance or incurrence, net of (i) attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other fees and expenses and taxes actually incurred in connection therewith and (ii) amounts (if any) applied to refinance the principal amounts of the 2023 Notes, or the 2024 Notes or, solely with regard to any mandatory prepayment of the 5-Year Tranche Loans that would otherwise be required, the 2025 Notes."

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SECTION 2.Conditions of Effectiveness of the Second Amendment. This Second Amendment shall become effective on such date (the "Second Amendment Effective Date") when the following conditions precedent have been satisfied:
(a)the Administrative Agent shall have received an executed counterpart (which may include a facsimile or other electronic transmission) of this Second Amendment from Holdings, the Company, each Subsidiary Guarantor and the Consenting Lenders constituting not less than the Required Lenders and the Required 5-Year Tranche Lenders;
(b)as of the Second Amendment Effective Date, (i) no Default or Event of Default shall exist, or would result from the transactions contemplated by this Second Amendment and (ii) the representations and warranties contained in Article V of the Credit Agreement and in each other Loan Document shall be true and correct in all material respects (provided that representations already qualified by "materiality" or "Material Adverse Effect" shall be true and correct in all respects) on and as of the Second Amendment Effective Date (without regard to any earlier date referred to in the Credit Agreement);
(c)the Administrative Agent shall have received a certificate signed by a Responsible Officer of Holdings certifying that the condition in Section 2(b) is satisfied as of the Second Amendment Effective Date;
(d)the Second Amendment Lead Arranger shall have received all fees payable to such Second Amendment Lead Arranger as separately agreed by the Company in writing; and
(e)the Administrative Agent shall have received all fees, charges and disbursements of counsel to the Administrative Agent and the Second Amendment Lead Arranger required to be reimbursed by this Second Amendment or the Credit Agreement (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to the Second Amendment Effective Date.
Without limiting the generality of the provisions of the last paragraph of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 2, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required hereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the Second Amendment Effective Date specifying its objection thereto.
SECTION 3.Reference to and Effect on the Credit Agreement and the other Loan Documents.
(a)On and after the Second Amendment Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this Second Amendment.
(b)The Credit Agreement, as specifically amended by this Second Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)The execution, delivery and effectiveness of this Second Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of, or Default or Event of Default under, any of the Loan Documents. On and after the Second Amendment Effective Date, this Second Amendment shall for all purposes constitute a Loan Document.
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(d)Each Loan Party hereby expressly acknowledges and consents to the terms of this Second Amendment and reaffirms, as of the date hereof, (i) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Second Amendment and the transactions contemplated hereby and (ii) its guarantee of the Obligations under the Guaranty to which it is a party. The execution of this Second Amendment shall not serve to effect a novation of the Obligations.
SECTION 4. Costs and Expenses. The Company hereby agrees to reimburse each of the Administrative Agent and the Second Amendment Lead Arranger for its reasonable and documented out-of-pocket expenses in connection with this Second Amendment in accordance with Section 10.04 of the Credit Agreement (with respect to the Second Amendment Lead Arranger, as though references in such Section to the Arranger in such Section were to the Second Amendment Lead Arranger, mutatis mutandis).
SECTION 5. Counterparts. This Second Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Second Amendment may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same agreement. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature without further verification and (b) upon the request of the Administrative Agent any Electronic Signature shall be promptly followed by a manually executed, original counterpart. For purposes hereof, "Electronic Record" and "Electronic Signature" shall have the meanings assigned to them, respectively, by 15 USC §7006, as it may be amended from time to time.
SECTION 6. Second Amendment Lead Arranger. The terms and provisions of Sections 9.08 and 10.16 are incorporated herein by reference as if set forth herein in their entirety and shall apply to this Amendment for the benefit of the Second Amendment Leader Arranger, mutatis mutandis (as though references therein to the Arrangers in such Sections were to the Second Amendment Lead Arranger).
SECTION 7. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Second Amendment.
SECTION 8. Miscellaneous. Each of the parties hereto hereby agrees that Sections 10.12, 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein, mutatis mutandis, and shall have the same force and effect with respect to this Second Amendment as if originally set forth herein.
[SIGNATURE PAGES FOLLOW]
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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CELANESE CORPORATION, as Holdings
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE US HOLDINGS LLC, as the Company
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer
[Signature Page to Second Amendment (Term Loan)]

CELANESE AMERICAS LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE ACETATE LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE CHEMICALS, INC., as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CNA HOLDINGS LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE INTERNATIONAL CORPORATION, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

[Signature Page to Second Amendment (Term Loan)]

CELTRAN, INC., as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

KEP AMERICAS ENGINEERING PLASTICS, LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

TICONA FORTRON INC., as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

TICONA POLYMERS, INC., as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

TICONA LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

[Signature Page to Second Amendment (Term Loan)]

CELANESE GLOBAL RELOCATION LLC, as a Subsidiary Guarantor
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE LTD., as a Subsidiary Guarantor
By:	Celanese International Corporation, it general partner
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

CELANESE SALES U.S. LTD., as a Subsidiary Guarantor
By:	Celanese International Corporation, it general partner
By:	/s/ Dmitry Buriko
Name: Dmitry Buriko
Title: Vice President and Treasurer

[Signature Page to Second Amendment (Term Loan)]

BANK OF AMERICA, N.A., as a Consenting Lender
By:	/s/ Bettina Buss
Name: Bettina Buss
Title: DIRECTOR

[Signature Page to Second Amendment (Term Loan)]

PNC BANK, NA as a Consenting Lender
By:	/s/ Alexander Jodry
Name: Alexander Jodry
Title: Vice President

[Signature Page to Second Amendment (Term Loan)]

TRUIST BANK, as a Consenting Lender
By:	/s/ Iryna Kolos
Name: Iryna Kolos
Title: Vice President

[Signature Page to Second Amendment (Term Loan)]

U.S. BANK NATIONAL ASSOCIATION, as a Consenting Lender
By:	/s/ James Austin
Name: James Austin
Title: Senior Vice President

[Signature Page to Second Amendment (Term Loan)]

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Mike Tkach
Name: Mike Tkach
Title: Authorized Signatory

[Signature Page to Second Amendment (Term Loan)]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Consenting Lender
By:	/s/ Annie Chung
Name: Annie Chung
Title: Managing Director

By:	/s/ Marko Lukin
Name: Marko Lukin
Title: Vice President
[Signature Page to Second Amendment (Term Loan)]

JPMorgan Chase Bank, N.A., as a Consenting Lender
By:	/s/ James Shender
Name: James Shender
Title: Executive Director

[Signature Page to Second Amendment (Term Loan)]

MUFG Bank, Ltd., as a Consenting Lender
By:	/s/ Jorge Georgalos
Name: Jorge Georgalos
Title: Director

[Signature Page to Second Amendment (Term Loan)]

UniCredit Bank AG, New York Branch, as a Consenting Lender
By:	/s/ Fabio Della Malva
Name: Fabio Della Malva
Title: Managing Director

By:	/s/ Gaia Ceriali
Name: Gaia Ceriali
Title: Associate
[Signature Page to Second Amendment (Term Loan)]

BANCO DE SABADELL, S.A., MIAMI BRANCH, as a Consenting Lender
By:	/s/ Enrique Castillo
Name: Enrique Castillo
Title: Head of Corporate Banking
[Signature Page to Second Amendment (Term Loan)]

GOLDMAN SACHS BANK USA, as a Consenting Lender
By:	/s/ Neal Osborn
Name: Neal Osborn
Title: Authorized Signatory
[Signature Page to Second Amendment (Term Loan)]

SANTANDER BANK, N.A., as a Consenting Lender
By:	/s/ Jennifer Baydian
Name: Jennifer Baydian
Title: Senior Vice President
[Signature Page to Second Amendment (Term Loan)]

STANDARD CHARTERED BANK, as a Consenting Lender
By:	/s/ Powell Robinson
Name: Powell Robinson
Title: Regional Head, Financing Solutions
[Signature Page to Second Amendment (Term Loan)]

First Independent Bank, as a Consenting Lender
By:	/s/ Andrew Harper
Name: Andrew Harper
Title: Chief Credit Officer
[Signature Page to Second Amendment (Term Loan)]

Acknowledged:

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ Bettina Buss
Name: Bettina Buss
Title: Director
[Signature Page to Second Amendment (Term Loan)]